Exhibit 99.1

Joyce Thomas

Caesars Acquisition Company

(702) 880-4707

Caesars Growth Partners Completes Purchase of Three Las Vegas Assets from Caesars Entertainment

LAS VEGAS, May 6, 2014 – Caesars Acquisition Company (NASDAQ: CACQ) (“CAC”, “we” or “our”) today announced that Caesars Growth Partners, LLC (“Growth Partners” or “CGP LLC”) has closed on the previously announced purchase of Bally’s Las Vegas, The Cromwell and The Quad Resort & Casino from Caesars Entertainment Operating Company, Inc. (“CEOC”) after receiving regulatory approval from the Nevada Gaming Commission and securing financing. Growth Partners anticipates closing on the purchase of Harrah’s New Orleans, following approval by the Louisiana Gaming Control Board, during the second quarter of 2014.

A subsidiary of Growth Partners has secured a $700 million loan to complete the purchase of the three Las Vegas properties. Upon the closing of the purchase of Harrah’s New Orleans by Growth Partners, subject to required regulatory approvals, Growth Partners intends to refinance this loan with a $2 billion financing, which also includes the refinancing of $485 million of debt outstanding for Planet Hollywood.

The acquired properties remain part of the Total Rewards network. There will be no change in day-to-day operations as a result of the transaction.

About Caesars Growth Partners, LLC

Growth Partners is a casino asset and entertainment company focused on acquiring and developing a portfolio of high-growth operating assets and equity and debt investments in the gaming and interactive entertainment industries. Through its two businesses-Interactive Entertainment and Casino Properties and Developments- Growth Partners will focus on acquiring or developing assets with strong value creation potential and leveraging interactive technology with its well-known online and mobile game portfolio and leading brands. Its assets include Caesars Interactive Entertainment (“CIE”) (with its social and mobile games, the World Series of Poker and regulated online real money gaming businesses), Planet Hollywood, and Horseshoe Baltimore (currently being developed by a joint venture). Through its relationship with Caesars Entertainment Corporation (NASDAQ: CZR) (“Caesars Entertainment”), Growth Partners has the ability to access Caesars Entertainment’s proven management expertise, brand equity, Total Rewards loyalty program and structural synergies. For more information, please visit www.caesarsacquisitioncompany.com

About Caesars Acquisition Company

Caesars Acquisition Company was formed to make an equity investment in Growth Partners, a joint venture between CAC and Caesars Entertainment, the world’s most diversified casino entertainment provider and the most geographically diverse U.S. casino-entertainment company. CAC is Growth Partners’ managing member and sole holder of all of its outstanding voting units. For more information, please visit www.caesarsacquisitioncompany.com.

Forward Looking Information

This release contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements and are found at various places throughout this release. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this release, are based on our current expectations about future events and are necessarily estimates reflecting the best judgment of CAC’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of CAC may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in CAC’s reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):

•	the ability to satisfy the conditions to the closing with respect to the purchase Harrah’s New Orleans, including receipt of required regulatory approvals;

•	the purchase of Harrah’s New Orleans may not be consummated on the terms contemplated or at all;

•	the ability to timely and cost-effectively integrate companies that Growth Partners acquires into its operations, including the three Nevada properties;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues, including construction of The Cromwell and the renovation of The Quad Resort & Casino;

•	CAC and CGP LLC’s dependence on Caesars Entertainment and its subsidiaries to provide support and services, as well as CGP LLC’s dependence on Caesars Entertainment’s senior management’s expertise and its participation in Caesars Entertainment’s Total Rewards loyalty program;

•	the effects of a default by Caesars Entertainment on certain debt obligations;

•	Caesars Entertainment’s interests may conflict with CGP LLC’s interests and may possibly keep all potential development opportunities for itself;

•	the adverse effects if Caesars Entertainment or any of its subsidiaries were to file for bankruptcy;

•	the effects if a third-party successfully challenges Caesars Entertainment or its affiliates ownership of, or right to use, the intellectual property owned or used by subsidiaries of Caesars Entertainment, which CIE licenses for use in its businesses;

•	CIE’s reliance on subsidiaries of Caesars Entertainment to obtain online gaming licenses in certain jurisdictions, such as New Jersey;

•	the adverse effects on CAC’s ability to comply with certain obligations imposed by federal securities law and certain debt arrangements if it is determined that Deloitte & Touche LLP was not independent of Caesars Entertainment or CGP LLC;

•	the difficulty of operating CGP LLC’s business separately from Caesars Entertainment and managing that process effectively could take up a significant amount of management’s time;

•	CGP LLC’s business model and short operating history;

•	CGP LLC’s ability to realize the anticipated benefits of current or potential future acquisitions, including the transactions described herein;

•	the additional capital that CGP LLC may require to consummate the purchase of Harrah’s New Orleans and support business growth may not be available on acceptable terms;

•	the adverse effects of extensive governmental regulation and taxation policies, which are applicable to CGP LLC, are enforced;

•	the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming industry in particular;

•	the sensitivity of CAC’s business to reductions in discretionary consumer spending;

•	the rapidly growing and changing industry in which CGP LLC operates, such as CIE’s social and mobile games business and internet gaming business;

•	any failure to protect CGP LLC’s trademarks or other intellectual property, such as CIE’s ownership of the WSOP trademark;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	the effects of competition, including locations of competitors and operating and market competition, particularly the intense competition Planet Hollywood faces from other hotel casino resorts in Las Vegas and Horseshoe Baltimore will face from other regional casinos and resorts;

•	the uncertainty surrounding whether CIE’s games, such as Slotomania, will retain their popularity;

•	CIE’s ability to launch new games on new and emerging platforms;

•	CIE’s reliance on a small portion of its total players for nearly all of its revenue from its social and mobile games;

•	CAC’s ability to expand into international markets in light of additional business, regulatory, operational, financial and economic risks associated with such expansion;

•	evolving regulations concerning the social and mobile games industry as well as data privacy, including, but not limited to, the effect of U.S. and foreign laws, some of which are unsettled and still developing;

•	the low barriers to entry and intense competition of social and mobile games industry could have adverse effect on CIE and CGP LLC;

•	evolving U.S. and foreign laws could subject CIE to claims and prevent CIE from providing its current games to players or to modify its games;

•	the effect on CGP LLC’s business strategy if real money online poker is not legalized in states other than Delaware, Nevada or New Jersey in the United States or is legalized in an unfavorable manner;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues; and

•	political and economic uncertainty created by terrorist attacks and other acts of war or hostility.